SCHEDULE 14a
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, For Use of Commission Only
                                        (as permitted by Rule 14a-6(e)(2))
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           SAZTEC INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the form or schedule and the date of its filing.
(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement no.:

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(4) Date Filed:

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



                           SAZTEC INTERNATIONAL, INC.
                                 43 MANNING ROAD
                               BILLERICA, MA 01821

                       -----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON FEBRUARY 20, 1997

                       -----------------------------------


                TO THE STOCKHOLDERS OF SAZTEC INTERNATIONAL, INC.



NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SAZTEC INTERNATIONAL, INC., (the "Company") will be held at the Company offices at 43 Manning Road, Billerica, MA 01821, on February 20, 1997 at 9:00 o'clock a.m., Eastern Standard Time, for the following purposes:

         1. To elect seven (7) Directors of the Board of Directors of the Company, each for the term of 1 year or until their successors shall have been duly elected and qualified;

         2. To ratify the appointment of Grant Thornton LLP as independent certified public accountants for the year ended June 30, 1997;

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on January 21, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof.

Copies of the Company's 1996 Form 10-KSB and Form 10-QSB for the quarter ended September 30, 1996, accompany this Notice. This accompanying document is part of the proxy soliciting material and is incorporated by this reference.

Billerica, Massachusetts                  By Order of the board of Directors
January 21, 1997

                                          /s/ KENT L. MEYER
                                          ----------------------------------
                                          Kent L. Meyer, Secretary

                           SAZTEC INTERNATIONAL, INC.
                                 43 MANNING ROAD
                               BILLERICA, MA 01821
                       -----------------------------------
                                 PROXY STATEMENT
                               GENERAL INFORMATION

The accompanying Proxy is solicited by the management of SAZTEC International, Inc. (the "Company") to be used at the Annual Meeting of Stockholders to be held on February 20, 1997 at 9:00 a.m., Eastern Time, at the Company offices at 43 Manning Road, Billerica, MA 01821, and at any adjournment or adjournments thereof. At the meeting, seven directors will be elected, the ratification of Grant Thornton International as independent accountants will be voted on, and any other such business which may properly come before the meeting will be transacted. The shares represented by valid proxies in the enclosed form will be voted as specified if executed and received in time for the meeting. Proxies returned with no indication as to how they should be voted will be voted in favor of each of the proposals listed.

REVOCABILITY OF PROXIES

A stockholder who executes and returns the accompanying form of Proxy may revoke it at any time prior to its being voted by signing another form of Proxy bearing a later date, or by signing a written notice of revocation and, in either case, delivering the Proxy or notice to the Secretary of the Company by mail prior to the Annual Meeting or in person at the Annual Meeting. Irrespective of the above, execution of the form of Proxy will not in any way affect a stockholder's privilege to attend the Annual Meeting and vote in person, provided that the stock is held in the stockholder's name and not in the name of a street nominee.

STOCKHOLDERS PROPOSALS

Proposals of stockholders of the Company which are intended to be presented to such stockholders at the Company's next Annual Meeting must be received by the Company no later than August 4, 1997 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

ANNUAL REPORT

The Company's 1996 Form 10-KSB accompanies this Proxy Statement.

OUTSTANDING VOTING SECURITIES

Only holders of record of the Company's Common Stock, no par value, ("Common Stock") on January 21, 1997 (the "Record Date") are entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof. On January 21, 1997, the Company had issued and outstanding 14,297,651 shares of Common Stock.

VOTING OF SHARES

Every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than 7 candidates. However, no stockholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the stockholder has expressed an intention to cumulate votes. In the event of cumulative voting, the Proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes also.

EXECUTIVE COMPENSATION


EXECUTIVE COMPENSATION

The following table sets forth, for the fiscal year ended June 30, 1996, the compensation received by the Company's Chief Executive Officer and each of the most highly compensated executive officers whose compensation exceeded $100,000 for services rendered to the Company, or would have exceeded $100,000 if they had been employed by the Company for the entire year.

                                                       ANNUAL                        LONG TERM
                                                   COMPENSATION                  COMPENSATION AWARD
                                                   ------------                ------------------
                                                                                     SECURITIES
                                                                                     UNDERLYING                ALL OTHER
NAME AND                                    SALARY ($)        BONUS                    OPTIONS               COMPENSATION
--------                                    ----------        -----                    -------               ------------
PRINCIPAL POSITION               YEAR          ($)             ($)                       (#)                    ($)
------------------               ----          ---             ---                       ---                    ---

GARY N. ABERNATHY                1996         110,881                                  50,000
President and Chief              1995         115,375                                 100,000                55,000 (2)
 Executive Officer               1994         109,000                                  50,000                 4,990 (1)

ELVIN E. SMITH (3)               1996          81,080
Senior Vice President            1995         106,093
 Sales                           1994          97,156        18,937                    25,000

(1) Comprised of the taxable portion of split dollar life insurance premiums for the named executive.

(2) Market value of 80,000 shares of common stock to Mr. Abernathy as part of an employment agreement with the Company dated January 1, 1995, and authorized to be issued as of September 21, 1995.

(3) Mr. Smith resigned from the Company December 31, 1995.

STOCK OPTIONS ISSUED

The following table sets forth the stock options issued to the named executives during the year ended June 30, 1996:

                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS


                            NUMBER OF SECURITIES          % OF TOTAL OPTIONS        EXERCISE
                             UNDERLYING OPTIONS          GRANTED TO EMPLOYEES        OR BASE
  NAME                          GRANTED (#)                 IN FISCAL YEAR         PRICE ($/SH.)     EXPIRATION DATE
  ----                          -----------                 --------------         -------------     ---------------

  Gary N. Abernathy                50,000                       11.6%                   .25            May 14, 2001



STOCK OPTIONS EXERCISED

During the year ended June 30, 1996, no stock options were exercised by the named executive. For the fiscal year ended June 30, 1996, no stock options previously awarded to the named executive were repriced. The following table sets forth, as of June 30, 1996, the exercisable and unexercisable portions of stock options held by the named executive.

                                                                                NUMBER OF SECURITIES UNDERLYING
                                                                           UNEXERCISED OPTIONS AT FISCAL YEAR END (#)
                             SHARES ACQUIRED             VALUE            ------------------------------------------
NAME                         ON EXERCISE ($)          REALIZED ($)           EXERCISABLE             UNEXERCISABLE
----                         ---------------          ------------           -----------             -------------

Gary N. Abernathy                  -0-                     -0-                80,000                   120,000


As of June 30, 1996, there was no unrealized value with respect to the exercisable or unexercisable portions of the options held by the above-named executives.

LONG-TERM INCENTIVE PLAN AWARDS

The Company has no Long-term Incentive Plan Awards currently in effect.

EMPLOYMENT CONTRACTS

Mr. Abernathy has an employment contract entered into with the Company on January 1, 1995 under which Mr. Abernathy will perform the duties of the office to which he is elected by the Board of Directors. The contract is for a three year term ending December 31, 1997.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 21, 1997, information concerning the beneficial ownership of the Common Stock of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director of the Company, and (iii) all directors and executive officers of the Company as a group.


     NAME AND ADDRESS                        NO. OF SHARES    PERCENT OWNED (1)
     ----------------                        -------------    -----------------

     Gary N. Abernathy (2)
     43 Manning Road
     Billerica, MA 01821                         215,159            1.2

     Robert P. Dunne (3)
     928 Southwest Tenth Street
     Miami, FL 33130                             752,067            4.2

     Lee R. Petillon
     21515 Hawthorne Blvd., #420
     Torrance, CA  90503                         109,000             *

     Tom W. Olofson (4)
     501 Kansas Ave
     Kansas City, KS 50116                       384,000            2.1

     Richard P. Kiphart (5)
     222 West Adams
     Chicago, IL 60603                         1,565,786            8.7

     Tallard B.V. (6)
     c/o Peder G. Wallenberg
     Amsteldijk 166 Rivierstaete
     1079 LH Amsterdam                         4,562,697           25.4

     Datamatics Technologies PVT. LTD. (7)
     c/o Dr. Lalit S. Kanodia, Chairman
     Unit #118-120, SDF 4,
     SEEPZ Andheri (East)
     Bombay 400 096, India                     1,600,000            8.9

     Pradeep Barthakur (8)
     26 Derby Lane
     Tyngsboro, MA 01879                         800,000            4.4

     All Directors and Officers
     as a Group (8 persons)                    2,479,226           13.8

     * Less than one percent (1%)

(1) Based on 14,297,651 shares outstanding on January 21, 1997, 116,666 shares authorized to be issued, 476,200 exercisable options and warrants to issue an additional 3,071,500 shares, in aggregate, at such date, for a total of 17,962,017.

(2) The shares beneficially owned by Mr. Abernathy are issued in the following manner: 10,769 shares in the name of Information Control, Inc. which is wholly-owned by Mr. Abernathy, a vested right to acquire 100,000 shares pursuant to stock options, 64,400 shares owned directly, and warrants for 40,000 shares.

(3) The shares beneficially owned by Mr. Dunne consist of: 94,565 shares in the name of Robertson Corporation (of which Mr. Dunne is the sole owner), a vested right to acquire 228,000 shares pursuant to stock options, warrants to purchase 120,000 shares, 300 shares held by the Amy Schneeberger Trust, of which Mr. Dunne is a trustee, 400 shares held by Mrs. Dunne's Individual Retirement Account, and 308,802 shares owned directly.

(4) The shares beneficially owned by Mr. Olofson consist of: 226,000 shares owned directly, vested options to purchase 18,000 shares, and warrants to purchase 140,000 shares.

(5) The shares beneficially owned by Mr. Kiphart consist of: 1,302,746 shares owned directly, warrants to purchase 120,000 shares, and 143,040 shares in the aggregate, held by three trusts for Mr. Kiphart's children, of which Mrs. Kiphart is the trustee.

(6) The shares beneficially owned by Tallard B.V. consist of: 4,129,364 shares owned directly by Tallard B.V., 83,333 shares authorized to be issued, and a right to acquire 350,000 shares pursuant to stock warrants held by Tallard B.V. Tallard B.V. is wholly owned by Mr. Wallenberg, and he may be deemed to be the beneficial owner of all shares held by Tallard B.V.

(7) The shares beneficially owned by Datamatics Technologies PVT. LTD. consist of: 800,000 shares owned directly and warrants to purchase 800,000 shares. Datamatics Technologies PVT. LTD. is wholly owned by Dr. Lalit S. Kanodia, and he may be deemed to be the beneficial owner of these shares.

(8) The shares held by Mr. Barthakur consist of 400,000 shares owned directly and warrants to purchase 400,000 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

ELECTION OF DIRECTORS

The Bylaws of the Company allow for a Board of Directors of six to nine members, however, management proposes the election of only seven (7) nominees, listed below. Pursuant to a Conversion Agreement dated December 31, 1993, between the Company, Tallard B.V., and the holders of the Company's Preferred Stock, Tallard has the right to Board representation. Subject to applicable law, for so long as Tallard and its affiliates shall own fifteen percent (15%) or more of all issued and outstanding shares of Common Stock of the Company or its successors, Tallard shall have the right to designate one-quarter (1/4) of the candidates (but in no event less than 2) at each election of the Board of Directors of the Company or its successors. For so long as Tallard and its affiliates shall own five percent (5%) or more, but less than fifteen percent (15%), of all issued and outstanding shares of Common Stock of the Company or its successors, Tallard shall have the right to designate one (1) candidate at each election of the Board of Directors of the Company or its successors.

The previously-elected Directors designated by Tallard, Mr. Barry G. Craig and Ms. Elizabeth A. Coleman, resigned from the Board on June 28, 1995, and July 17, 1995 respectively, both stating personal reasons. Neither individual indicated any dispute with the Company. Since July 1995 Tallard B.V. has not been represented on the Board. Tallard has designated replacement nominees Claus H. Stenbaek and Timothy Mahoney for election to the Board; together with the five incumbent nominees, a total of seven directors are nominated in this election. Each nominee has consented to be named as a nominee and has indicated their intent to serve if elected. Each Director will serve for a term of one year or until their successor is elected and qualified. Unless authority is withheld, the persons named in the enclosed proxy will vote such proxy for the election of the nominees listed below, reserving however full discretion to vote such proxy for other persons if any nominee is unable or unwilling to serve. Any votes so cast may be distributed among the persons voted for in such proportion as the persons named in the enclosed proxy shall see fit. The Board of Directors has no reason to believe that any nominee will be unavailable. In the event of cumulative voting, the Proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of nominees.

NOMINEES FOR DIRECTOR

     NAME                       AGE           POSITION WITH COMPANY
     ----                       ---           ---------------------

     Robert P. Dunne            67            Chairman of the Board, Director

     Gary N. Abernathy          56            President, Director,
                                              Chief Executive Officer

     Tom W. Olofson             55            Director

     Lee R. Petillon            67            Director

     Pradeep Barthakur          48            Director

     Claus H. Stenbaek          35            None

     Timothy E. Mahoney         40            None

Mr. Dunne has been a director of the Company since March 1985. On November 8, 1990, Mr. Dunne was appointed Chairman of the Board. Since 1974 Mr. Dunne has also been President and Chief Executive Officer, a director, the principal shareholder, and is currently the sole shareholder of Robertson Corporation. Mr. Dunne is a Certified Public Accountant.

Mr. Abernathy was Group Vice President of the Company from May 1, 1987 to February 1, 1988; President and Chief Operating Officer from February 1, 1988, until May 1990, when he became Vice Chairman and Chief International Officer. On December 9, 1994, Mr. Abernathy was appointed Chief Executive Officer. Mr. Abernathy was elected as a Director of the Company in March, 1985. From 1985 to April, 1994, Mr. Abernathy was an officer, director and a principal shareholder of Robertson Corporation, which is also a shareholder of the Company.

Mr. Petillon was elected to the Company's Board of Directors in August, 1988. Since 1978 Mr. Petillon has been in private law practice, dealing primarily in the areas of business, corporation, securities, mergers and acquisitions and corporate finance. Mr. Petillon served as the Company's legal counsel from June 1983 to June 1988.

Mr. Olofson was elected to the Company's Board of Directors in November, 1991. Mr. Olofson has been Chairman and Chief Executive Officer of Electronic Processing, Inc. since July, 1988. Mr. Olofson also serves as a member of the Board of Directors of various private companies in which he is an investor.

Mr. Barthakur was elected director at the regular meeting of the Company's Board of Directors on September 12, 1996. Mr. Barthakur is Executive Vice President & Secretary of Datamatics (America) Inc., where he has been employed since 1992. Datamatics (America) Inc. is a part of the Datamatics Group of Companies.

Mr. Stenbaek has been Chief Financial Officer of Tallard B.V. since 1995. From 1991 to 1995 he was Finance Director of F.L. Smidth & Cia., S.A. located in Madrid, Spain.

Mr. Mahoney founded the Union Atlantic LC merchant bank in 1994. The bank provides management and capital to emerging technology companies. From 1991 to 1994 he was President of the SyDOS Division of SyQuest Technology.

The election of each director requires the affirmative vote of a majority of the shares of the Common Stock represented in person or by proxy, unless cumulative voting is demanded at the Annual Meeting. If cumulative voting is in effect, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

The Board of Directors recommends that the shareholders vote "FOR" the election as a Director of each of the nominees described above (Proposal 1 on the Proxy
Card).

                  INFORMATION REGARDING THE BOARD OF DIRECTORS
                               AND ITS COMMITTEES


All Directors hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified. Each elected Director who is not an employee of the Company receives compensation of $2,000 per quarter plus reimbursement of actual expenses to attend regular quarterly meetings of the Board. The Chairman of the Board of Directors receives $6,000 per quarter plus reimbursement of actual expenses to attend regular meetings. Executive Officers are elected annually by, and serve at the pleasure of, the Board of Directors.

During the 1996 fiscal year, the Board of Directors held 4 regular meetings. All Directors attended all the meetings.

The Audit Committee, which consists of Directors Robert P. Dunne and Lee R. Petillon, reviewed matters relating to the Company's internal and external audits. The Committee held one meeting in fiscal 1996. The Compensation Committee, which consists of Directors Robert P. Dunne, Lee R. Petillon, and Tom
W. Olofson considered and approved grants of compensation and stock options to the Company's key employees. The Compensation Committee held one meeting in fiscal 1996. The Company does not have a Nominating Committee.

EXECUTIVE OFFICERS

Officers are elected on an annual basis by the Board of Directors and serve at the discretion of the Board. Information is provided under the heading "Directors" above, for the following officers: Robert P. Dunne, and Gary N. Abernathy. Other executive officers are as follows:

            NAME                               AGE            POSITION
            ----                               ---            --------

            Kent L. Meyer                      53             Secretary
            Thomas K. O'Loughlin               44             Treasurer

Mr. Meyer has been a Vice President of the Company since 1987 and served as a director from November 1983 through January 1995.

Mr. O'Loughlin, a Certified Public Accountant, joined the Company in July 1995, has been a Vice President since September 1996 and has served as Treasurer since February 1996.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Based on the information available to the Company, all Section 16(a) filing requirements are satisfied.

                             INDEPENDENT ACCOUNTANTS


The Audit Committee of the Board of Directors recommends that Grant Thornton LLP, independent public accountants for the year ended June 30, 1996, serve in the same capacity for the current fiscal year ending June 30, 1997.

The Board of Directors recommends that the shareholders vote "FOR" the ratification of Grant Thornton LLP as independent public accountants for the fiscal year ended June 30, 1997, (Proposal 2 on the Proxy Card).

The Audit Committee of the Board of Directors recommended that Ernst & Young, independent public accountants for the Company for the fiscal year ended June 30, 1995, not be retained for the fiscal year ending June 30, 1996. The Audit Committee recommended, the Board of Directors selected, and the shareholders ratified, Grant Thornton LLP, independent certified public accountants, to serve for the fiscal year ended June 30, 1996. No disagreements existed between Ernst & Young and the Company for the fiscal year ended June 30, 1995, or during any other period. The report issued by Ernst & Young for the year ended June 30, 1995 was modified as to uncertainty as a going concern.

A representative of Grant Thornton LLP is not expected to be present at the annual meeting.


                                  OTHER MATTERS

The Board of Directors is not aware of any matter which may properly be presented for action at the Annual Meeting other than the matters set forth herein but should any other matter requiring a vote of the shareholders arise, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies, in the interests of the Company, discretionary authority to do so being included in the proxy.

All shareholders are urged to fill in, sign and promptly return the enclosed proxy card.

                                          By Order of the Board of Directors



                                          /s/ KENT L. MEYER
                                          ---------------------------
                                          Kent L. Meyer, Secretary